  FPA Flexible Fixed Income Fund
  Institutional Class Shares (FPFIX)
  Advisor Class Shares (FFIAX)

Summary Prospectus  April 30, 2024

Before you invest, you may want to review the Fund's prospectus, which contains more information about the FPA Flexible Fixed Income Fund (the "Fund") and its risks. You can find the Fund's Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://fpa.com/funds/overview/flexible-fixed-income. You may also obtain this information at no cost by calling (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225) or by sending an e-mail request to FPAFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)		Institutional Class		Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None		None
Redemption Fee		None		None
Exchange Fee		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.50%		0.50%
Distribution (Rule 12b-1) fees		None		None
Other Expenses		0.13%		0.18%
Shareholder Service Fee	0.06%		0.11%
All Other Expenses	0.07%		0.07%
Total Annual Fund Operating Expenses		0.63%		0.68%
Expense Reimbursement[1]		(0.08%)		(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement		0.55%		0.60%

1  First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, redemption liquidity service expenses, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.554% of the average net assets of the Fund attributable to the Institutional Class and 0.604% of the average net assets of the Fund attributable to the Advisor Class for the one-year period ending April 30, 2025. Beginning May 1, 2023, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the

Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund attributable to the Institutional Class and 0.74% of the average net assets of the Fund attributable to the Advisor Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures are based on total annual Fund operating expenses after expense reimbursement, but the example reflects the Fund's expense reimbursement only for the term of the contractual expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$56	$194	$343	$779
Advisor Class	$61	$210	$371	$839

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund's portfolio manager ("portfolio manager") invests at least 80% of the value of its assets in a diversified portfolio of debt instruments. The debt instruments (bonds, debentures, notes, loans, convertible debt and other debt-related or fixed income instruments) will generally comprise the core of the Fund's portfolio, including, but not limited to the, following:

•  Debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called "junk" bonds), mortgage-backed pools, and obligations of supra-national agencies, including international development institutions that provide global financing and advisory services for economic development; and/or

•  Structured debt instruments including, commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), whole loans, structured notes, and similar such issues; and

•  Privately placed debt instruments, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (Rule 144A Securities).

The Fund's 80% investment policy is a non-fundamental investment policy that may be changed by the Fund's Board without shareholder approval upon at least 60 days' notice to shareholders.

The portfolio manager may also invest opportunistically using other investments and/or strategies including, but not limited to:

•  Cash and cash equivalents;

•  Preferred shares, including convertible preferred securities;

•  Equity residuals of structured debt transactions;

•  Common shares, rights, and warrants: (i) attached to securities purchased or held; and (ii) in connection with conversion, corporate restructuring and/or recapitalization;

•  Derivatives including forwards, options, futures, swaps, and others;

•  Exchange Traded Funds ("ETF" or "ETFs"), generally to replicate exposure that cannot otherwise or might be less efficiently obtained through other investments or strategies;

•  Selling short investments including, selling short or creating short exposure through the use of derivatives and/or ETFs (including long ETFs that replicate short exposure), in each case for hedging purposes, or selling short investments that the portfolio expects to receive in a recapitalization, reorganization, or other exchange for securities the portfolio contemporaneously owns or has the right to obtain, and uncovered or naked short selling; and

•  Currency, for both hedging and investment purposes.

The portfolio manager may also invest in cash equivalents, which may include publicly traded debt securities issued by the US Government or agencies of the US government, certificates of deposit, commercial paper, repurchase agreements, bankers' acceptance, and other similar short-term investments. Cash equivalents shall generally have maturities of 13 months or less.

The Fund will follow the general investment limitations below:

The Fund may invest up to 75% of its total assets in securities rated less than "A" (or its equivalent) by a nationally recognized statistical rating organization ("NRSRO"). If the security is rated by more than one NRSRO, the lowest rating shall be utilized. "A" or equivalent includes the plus (+) or minus (-) within the rating category.

The Fund may invest up to 25% of its total assets in: (i) non-US dollar denominated securities of US and non-US issuers; and (ii) US dollar denominated securities of non-US issuers. An issuer is generally classified as non-US if it is domiciled outside of the US and derives a significant amount of its assets, revenues, or operating profits from non-US countries. Conversely, an issuer domiciled outside of the US is generally classified a US issuer if a significant amount of its assets, revenues, or operating profits is US based. Determination of whether an issuer is a non-US issuer is made by the portfolio manager in their discretion.

The Fund may invest up to 10% of its total assets in preferred shares, including convertible preferred shares.

The Fund may invest up to 5% of its total assets in derivatives, ETFs and currencies not used for hedging purposes and uncovered (naked) short positions. For the avoidance of doubt, options, futures, swaps, other derivatives, ETFs, and securities sold short are excluded from the 5% limit to the extent such investments are used for hedging purposes to seek to minimize the impact of losses to one or more investments.

The portfolio manager expects to manage the portfolio such that the average duration remains positive and they will not borrow to enhance returns.

PRINCIPAL RISKS

Risk is inherent in all investing, you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility, and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio manager.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed-income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. High yield securities are generally subject to greater levels of credit, call and liquidity risks than higher-rated securities of similar maturity. In addition, such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS, are subject to "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Collateralized Loan Obligations Risk. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO's performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO's underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager's opportunities to invest may be limited. The Fund may also invest in collateralized debt obligations ("CDOs") and other related instruments. Such instruments are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the Fund's portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when FPA believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund. The sale of such investments may also be restricted under securities laws.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Currency Transactions Risk. Currency hedging involves many of the same risks as other derivative transactions, such as leveraging risk, market risk, liquidity risk, counterparty risk, management risk, operational risk, and legal risk. Currency derivative transactions are also subject to risks different from those of other derivative transactions and can be adversely affected by government exchange controls, limitations, or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments and based on broader factors extrinsic to any particular country's economy. There can be no assurance that currency transactions or currency hedging techniques will be successful.

Over-the-Counter ("OTC") Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments can be riskier, more volatile, and less liquid than investments in the United States. Adverse political, social, and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region, or financial market.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

PERFORMANCE INFORMATION

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Because the Fund commenced operations on December 31, 2018, the chart and the table only show the Fund's return for 5 calendar years compared with those of a broad-based securities market index and with a measure of the change in cost of living plus 200 basis points. The past performance information shown below is for Institutional Class shares of the Fund. Although Institutional Class shares would have similar annual returns to Advisor Class shares because the classes are invested in the same portfolio of securities, the returns for Advisor Class shares will vary from Institutional Class shares because of the higher expenses paid by Advisor Class shares. The chart and table reflect the reinvestment of dividends and distributions. In addition, the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bloomberg U.S. Universal Bond Index represents the union of the following Bloomberg indices: U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The CPI + 200 Basis Points index is created by adding 2% to the annual percentage change in the Consumer Price Index ("CPI"). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of the inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

To obtain updated monthly performance information, please visit the Fund's website at https://fpa.com/funds or call (800) 982-4372.

Calendar-Year Total Return (before taxes) for Institutional Class Shares
For each calendar year at NAV

Institutional Class

Highest Calendar Quarter Return at NAV  4.11%  Quarter ended 12/31/2023

Lowest Calendar Quarter Return at NAV  (1.46)%  Quarter ended 03/31/2022

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Since Inception	Inception Date
Institutional Class—Before Taxes	9.02%	3.22%	3.22%	12/31/2018
Institutional Class—After Taxes on Distributions[1]	6.88%	1.94%	1.94%	12/31/2018
Institutional Class—After Taxes on Distributions and Sale of Fund Shares[1]	5.29%	1.92%	1.92%	12/31/2018
Advisor Class—Before Taxes	8.86%	N/A	2.44%	04/19/2021
Bloomberg Barclays U.S. Universal Bond Index	5.53%	1.10%	1.10%	12/31/2018
CPI + 200 Basis Points	1.55%	2.04%	0.45%	12/31/2018

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

MANAGEMENT

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Manager

Abhijeet Patwardhan, Partner of the Adviser since 2017, has served as portfolio manager of the Fund since inception on December 31, 2018. Mr. Patwardhan is primarily responsible for the day-to-day management of the Fund's portfolio.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Investors can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment in the Institutional Class is $100,000 and in the Advisor Class is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

TAX INFORMATION

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

INFORMATION REGARDING TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.